                                                                    Exhibit 10.4

                             COMMON STOCK PURCHASE
                                   AGREEMENT

                                     AMONG


                      SANCHEZ COMPUTER ASSOCIATES, INC.,
                         RADNOR VENTURE PARTNERS, L.P.
                                      AND
                    SAFEGUARD SCIENTIFICS (DELAWARE), INC.



                                                                December 1, 1989

                               TABLE OF CONTENTS


                                                                         PAGE
                                                                         ----
1.    SALE OF SHARES....................................................... 1
1.1   Sale of Shares to Radnor  1
1.2   Sale of Shares to Safeguard.  1
1.3   Closing   1
1.4   Delivery  1
1.5   Use of Proceeds  2

2.    REPRESENTATIONS AND WARRANTIES OF SCA................................ 2
2.1   Organization and Standing of SCA  2
2.2   Authorization  2
2.3   No Conflict with Law or Documents  2
2.4   Capital Stock  2
2.5   Consents and Approvals  3
2.6   Private Offering  3
2.7   Articles of Incorporation and By-Laws  4
2.8   Financial Statements  4
2.9   No Material Adverse Change  4
2.10  Absence of Undisclosed Liabilities  4
2.11  Litigation  4
2.12  Compliance with Laws  4
2.13  Other Representations and Warranties  4

3.    REPRESENTATIONS AND WARRANTIES OF RADNOR............................. 5
3.1   Authorization  5
3.2   No Registration  5
3.3   Non-Distribution  5
3.4   Restrictions on Transfer  5
3.5   Sophistication; Access to Information  5
3.6   Pennsylvania Blue Sky Requirements  6

4.    REPRESENTATIONS AND WARRANTIES OF SAFEGUARD.......................... 6
4.1   Organization and Standing  6
4.2   Authorization  6
4.3   No Registration.  6
4.4   Non-Distribution  6
4.5   Restrictions on Transfer  6
4.6   Sophistication; Access to Information  7
4.7   Pennsylvania Blue Sky Requirements  7

5.    CONDITIONS PRECEDENT TO THE OBLIGATIONS OF PURCHASERS  7
5.1   Representations and Warranties  7
5.2   Performance  7
5.3   Opinion of Counsel to SCA  8
5.4   Third Party Approvals  9
5.5   Authorization and Issuance of the Purchased Shares  9

6.    CONDITIONS PRECEDENT TO SCA'S OBLIGATIONS........................... 10
6.1   Representations and Warranties 10
6.2.  Performance 10

7.    REGISTRATION RIGHTS................................................. 10

8.    EVENTS OF DEFAULT.................................................... 10
8.1   Events of Default 10
8.2   Remedies 11
8.3   Cumulative Remedies 11
8.4   No Implied Waiver 11

9.    COMPLIANCE WITH SECURITIES LAWS; RESTRICTIONS ON TRANSFERABILITY OF
      SECURITIES........................................................... 11
9.1   Compliance with 1933 Act 11
9.2   Restrictive Legend 11
9.3   Restrictions on Transferability 12
9.4   Termination of Restriction on Transferability 12

10.   SCA COVENANTS........................................................ 12
10.1  Financial Statements 12
10.2  Payment of Expenses 13
10.3  Transfer Taxes 13

11.   SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS............... 13

12.   MISCELLANEOUS........................................................ 13
12.1  Assignment 13
12.2  Broker or Finder 13
12.3  Governing law 14
12.4  Notice 14
12.5  Full Agreement 15
12.6  Amendment 15
12.7  Execution 15
12.8  Headings 15

                        COMMON STOCK PURCHASE AGREEMENT


          Agreement made as of December 1, 1989, by and among Sanchez Computer Associates, Inc., a Pennsylvania corporation ("SCA"), Radnor Venture Partners, L.P., a Delaware limited partnership ("Radnor"), and Safeguard Scientifics (Delaware), Inc., a Delaware corporation ("Safeguard"). Radnor and Safeguard are collectively referred to below as the "Purchasers."

                                  Background
                                  ----------

          SCA desires to sell to the Purchasers 214,286 shares of the Common Stock, no par value, of SCA (such class of stock, "SCA Common Stock"), and Radnor and Safeguard desire to purchase such shares from SCA, upon the terms and conditions set forth in this Agreement.

                                  Agreements
                                  ----------
          Now, therefore, in consideration of the above, the mutual covenants contained herein and intending to be legally bound hereby, the parties agree as follows:

          1.    SALE OF SHARES.
                --------------

          1.1   Sale of Shares to Radnor.  Subject to the terms and conditions
                ------------------------
herein set forth, SCA agrees to issue and sell, and Radnor agrees to purchase from SCA, at the Closing (as defined below) 128,571 shares ("Radnor Purchased Shares") of SCA Common Stock at a price of $7.00 per share, for an aggregate purchase price of Nine Hundred Thousand Dollars ($900,000).

          1.2   Sale of Shares to Safeguard.  Subject to the terms and
                ---------------------------
conditions herein set forth, SCA agrees to issue and sell, and Safeguard agrees to purchase from SCA, at the Closing 85,715 shares ("Safeguard Purchased Shares") of SCA Common Stock at the price of $7.00 per share, for an aggregate purchase price of Six Hundred Thousand Dollars ($600,000). The Radnor Purchased Shares and the Safeguard Purchased Shares are collectively referred to below as the "Purchased Shares."

          1.3   Closing.  The closing ("Closing") of the purchase and sale of
                -------
the Purchased Shares shall be held within five business days following notice by SCA of its demand for such closing, but shall occur no later than December 31, 1989 ("Closing Date"). The Closing shall be held at 10:00 AM at the offices of Radnor at 630 Park Avenue, King of Prussia, PA 19406 or at such other location as the parties may agree.

          1.4   Delivery.  At the Closing, SCA shall issue and deliver (a) to
                --------
Radnor a certificate registered in the name of Radnor representing 128,571 shares of SCA Common Stock against delivery to SCA by Radnor of payment of $900,000 and (b) to Safeguard a certificate registered in the name of Safeguard representing 85,715 shares of SCA Common Stock against delivery to SCA by Safeguard of payment of $600,000. The aggregate amount of any such funds as Radnor or Safeguard, or both, may advance (at their election) to SCA subsequent to the effective date of this Agreement and prior to Closing shall be deducted against the purchase price to be paid at Closing by such purchaser on a dollar for dollar basis at

Closing. Payments to SCA at the Closing shall be made in cash by confirmed federal funds wire transfer.

          1.5   Use of Proceeds.  SCA shall apply the proceeds of the sale of
                ---------------
the Purchased Shares to working capital purposes only.

          2.    REPRESENTATIONS AND WARRANTIES OF SCA.  SCA represents and
                -------------------------------------
warrants to Purchasers that, except as set forth on a Schedule of Exceptions attached as Schedule I hereto, each of which exceptions shall specifically identify the relevant subsection hereof to which it relates and shall be deemed to be representations and warranties as if made hereunder:

          2.1   Organization and Standing of SCA.  SCA is a corporation duly
                --------------------------------
organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania and has all requisite power and authority to own and lease its properties and assets and to conduct its business, to enter into this Agreement, to authorize and issue the Purchased Shares, subject to the appropriate state and federal registration of securities, and to comply with the provisions hereof.

          2.2   Authorization.  SCA has all requisite power and authority to
                -------------
execute and deliver this Agreement, and to carry out and consummate the transactions contemplated in the same. The execution, delivery and performance by SCA of this Agreement have been duly authorized by all requisite corporate action. This Agreement has been duly executed and delivered by SCA, and constitutes valid and binding obligations of SCA, enforceable against SCA in accordance with its terms.

          2.3   No Conflict with Law or Documents.  The execution, delivery and
                ---------------------------------
performance of this Agreement by SCA will not violate any provision of law, any rule or regulation of any governmental authority, or any judgment, decree or order of any court binding on SCA, and will not conflict with or result in any breach of any of the unwaived terms, conditions or provisions or constitute a default under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties, assets or outstanding shares of SCA under its Articles of Incorporation or By-Laws or any indenture, mortgage, lease, agreement or other instrument to which SCA is a party or by which it or any of its properties is bound or affected.

          2.4   Capital Stock.  The authorized capital stock of SCA consists
                -------------
solely of 5,000,000 shares of SCA Common Stock, of which 1,789,040 shares are issued and are currently outstanding, 40,000 are treasury shares and 440,000 shares have been reserved for issuance upon the exercise of (i) options to purchase shares of SCA Common Stock granted pursuant to the employee stock option plan ("Option Plan"), for which 150,000 shares have been authorized and reserved ("Employee Options"), (ii) options to purchase 190,000 shares of SCA Common Stock granted outside the Option Plan ("Other Options"), (iii) warrants to purchase 100,000 shares of SCA Common Stock previously granted to Safeguard ("Safeguard Warrants"), and (iv) 196,078 shares ("Prior Purchased Shares") reserved for issuance pursuant to the Common Stock Purchase Agreement by and between the parties to this Agreement dated as of September 30, 1989 ("Prior Purchase Agreement"). Except for the Other Options, the Employee Options and the Safeguard Warrants and except as provided in the Prior Purchase Agreement or as disclosed on Schedule I, there are no outstanding subscriptions, warrants, options or other rights or commitments of any character to subscribe for or purchase from SCA, or obligating SCA to issue, any shares of any class of SCA's capital stock or any securities convertible into or exchangeable for such shares; no shares of SCA Common Stock, other those reserved for issuance pursuant to than the Other Options, the Employee Options, the Safeguard Warrants and the Prior Purchase Agreement, have been reserved by SCA for issuance; and except as disclosed on
Schedule I there are no preemptive or similar rights to purchase or otherwise acquire any shares of any class of SCA's capital stock pursuant to any provision of law or the Articles of Incorporation or By-Laws of SCA or otherwise. The number of shares of SCA Common Stock reserved for issuance upon the exercise of the Other Options, the Employee Options and the Safeguard Warrants and the closing under the Prior Purchase Agreement is not subject to adjustment by reason of the issuance and sale of the Purchased Shares.

          2.5   Consents and Approvals.  Except for any filings under Federal
                ----------------------
and applicable state securities laws permitted to be made after the Closing, no permit, consent, approval or authorization of, or declaration to or filing with, any governmental or regulatory authority or other person (except as disclosed on any Schedule) not made or obtained, is required in connection with the execution or delivery of this Agreement by SCA, the offer, issuance, sale or delivery of the Purchased Shares or the carrying out by SCA of the other transactions contemplated hereby.

          2.6   Private Offering.  Neither SCA nor anyone acting on behalf of
                ----------------
SCA has offered any of the Purchased Shares for sale to, or solicited offers to buy from, any individuals or entities in connection with the sale of the Purchased Shares other than the Purchasers. Assuming the accuracy of representations contained in Sections 3 and 4 hereof, the offer, issuance and delivery of the Purchased Shares are exempt from registration under the Securities Act of 1933 ("1933 Act") and all action required to be taken prior to the offer or sale of the Purchased Shares has been taken under applicable state securities laws. No representation or warranty made by SCA in this Agreement or in any document delivered to Purchasers in connection with the transactions contemplated by this Agreement contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements, in light of the circumstances in which they were made, not misleading.

          2.7   Articles of Incorporation and By-Laws.    SCA has delivered to
                -------------------------------------
Purchasers true and complete copies of its Articles of Incorporation and By-Laws as currently in effect.

          2.8   Financial Statements.  The audited balance sheet of SCA as at
                --------------------
June 30, 1989, the related statements of operations, cash flows and stockholders' equity of SCA for the year ended June 30, 1989 (the "Financial Statements Date"), and the related notes thereto (the "Financial Statements"), copies of all of which have heretofore been furnished to Safeguard, have been prepared in conformity with generally accepted accounting principles, consistently applied, and fairly present the financial position of SCA at such dates and the results of its operations and changes in its financial position for the periods then ended. The internally prepared balance sheet and statement of operations for SCA as at November 30, 1989 for the three month period then ended have been prepared on a basis consistent with the Financial Statements.

          2.9   No Material Adverse Change.  There has been no material adverse
                --------------------------
change in the business, properties, assets, earnings or condition (financial or otherwise) of SCA since the Financial Statements Date.

          2.10  Absence of Undisclosed Liabilities.  SCA does not have any
                ----------------------------------
material liabilities or obligations of any nature, whether absolute, accrued, contingent or otherwise, other than (i) the liabilities and obligations reflected or reserved against on its Financial Statements or under any contracts and agreements of SCA (whether or not required to be disclosed in this Agreement) and (ii) liabilities covered by insurance.

          2.11  Litigation.  There is no pending or, to the knowledge of SCA,
                ----------
threatened suit, action or litigation, or administrative, arbitration or other proceeding or governmental inquiry or investigation questioning the validity of this Agreement or the transactions contemplated hereby, or affecting SCA or its business, nor is there any basis for any such suit, action, litigation, proceeding, inquiry or investigation.

          2.12  Compliance with Laws.  SCA is in compliance with all material
                --------------------
laws, ordinances, and rules and regulations of governmental authorities applicable to or affecting it, its properties or its business, and SCA has not received notice of any claimed violation or default with respect to any of the foregoing.

          2.13  Other Representations and Warranties.  SCA hereby incorporates
                ------------------------------------
by reference its representations and warranties contained in Sections 3.15 through 3.28 of the Common Stock, Warrants and Rights Agreement dated February 26, 1987 by and between SCA, Safeguard and others ("1987 Purchase Agreement") as if made as of the date of this Agreement. Any exceptions from such representations and warranties (other than as noted in, or resulting from the transactions described in the 1987 Purchase Agreement) are listed on Schedule I. In addition, any modification or amendment to exceptions made in the 1987 Purchase Agreement required to conform to this Section has been described on such a Schedule.

          3.    REPRESENTATIONS AND WARRANTIES OF RADNOR. Radnor hereby
                ----------------------------------------
represents and warrants to SCA that:

          3.1   Authorization.  This Agreement has been duly authorized by it
                -------------
and constitutes its valid and legally binding obligation, enforceable in accordance with its terms.

          3.2   No Registration.  Radnor is aware that the Radnor Purchased
                ---------------
Shares have not been registered under the 1933 Act pursuant to the exemption provided in Section 4(2) of the 1933 Act inasmuch as no public offering of any of the Radnor Purchased Shares has been made. Radnor further acknowledges that SCA has relied upon the availability of such exemption based upon, among other things, Radnor's representations, warranties, covenants and acknowledgements as set forth in this Agreement.

          3.3   Non-Distribution.  Radnor hereby represents and warrants to SCA
                ----------------
that the Radnor Purchased Shares are being acquired by Radnor solely for its own account and not with a view toward fractionalization or distribution, except in compliance with the 1933 Act and as provided in this Agreement. Radnor hereby represents and warrants that none of the Radnor Purchased Shares will be transferred, sold or otherwise disposed of in the absence of registration under the 1933 Act, or, in the opinion of counsel to SCA, such registration is unnecessary and acknowledges that the transfer records relating to the Radnor Purchased Shares maintained by SCA or its authorized agent will bear a "stop-transfer" notation.

          3.4   Restrictions on Transfer.  Radnor (i) hereby acknowledges that
                ------------------------
none of the Radnor Purchased Shares has been registered under the 1933 Act and, therefore, Radnor must bear the investment risk thereof for an indefinite period of time, (ii) is aware that any routine sales of any of the Radnor Purchased Shares made pursuant to Rule 144 under the 1933 Act ("Rule 144") may be made only in limited amounts and in accordance with the terms and conditions of Rule 144, (iii) is aware that Rule 144 is not presently available for use by Radnor with respect to the sale of any of the Radnor Purchased Shares, and (iv) SCA is the only person that may register any of the Radnor Purchased Shares under the 1933 Act and except as otherwise provided in this Agreement, SCA is not obligated to so register any of the Radnor Purchased Shares.

          3.5   Sophistication; Access to Information.  (a)  Radnor represents
                -------------------------------------
and warrants to SCA that it and its management is well-versed in financial matters, has had extensive dealings over the years in securities, including "restricted securities," within the meaning of subparagraph (a) (3) of Rule 144, and is fully capable of understanding the type of investment being made pursuant to this Agreement and the risks involved in connection therewith.

                (b) Radnor confirms that SCA has made available to it the opportunity to ask questions of and receive answers from SCA's officers and directors concerning the business and financial condition of SCA, to inspect and make copies of agreements, contracts and records including those set forth in the schedules attached hereto, and Radnor has received to its satisfaction such additional information about the business and financial condition of SCA and the terms and conditions of the offering as it has requested.

          3.6   Pennsylvania Blue Sky Requirements.  Radnor is an "institutional
                ----------------------------------
investor" as that term is defined in Section 102 (k) of the Pennsylvania Securities Act of 1972 and Section 102.111 of the Regulations of the Pennsylvania Securities Commission as promulgated thereunder.

          4.    REPRESENTATIONS AND WARRANTIES OF SAFEGUARD.  Safeguard
                -------------------------------------------
represents and warrants to SCA that:

          4.1   Organization and Standing.  Safeguard is a corporation duly
                -------------------------
organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to enter into this Agreement and to comply with the provisions hereof.

          4.2   Authorization.  Safeguard has all requisite power and authority
                -------------
to execute and deliver this Agreement and to carry out and consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by Safeguard have been duly authorized by all necessary corporate action. This Agreement constitutes the legal, valid and binding obligation of Safeguard enforceable against Safeguard in accordance with its terms.

          4.3   No Registration.  The Safeguard Purchased Shares have not been
                ---------------
registered under the 1933 Act pursuant to the exemption provided in Section 4(2) of the 1933 Act inasmuch as no public offering of any of the Safeguard Purchased Shares has been made. Safeguard further acknowledges that SCA has relied upon the availability of such exemption based upon, among other things, Safeguard's representations, warranties, covenants and acknowledgements as set forth in this Agreement.

          4.4   Non-Distribution.  Safeguard hereby represents and warrants to
                ----------------
SCA that the Safeguard Purchased Shares are being acquired by Safeguard solely for its own account and not with a view toward fractionalization or distribution, except as provided in this Agreement. Safeguard hereby represents and warrants that none of the Safeguard Purchased Shares can be transferred, sold or otherwise disposed of in the absence of registration under the 1933 Act, or, in the opinion of counsel to SCA, such registration is unnecessary and acknowledges that the transfer records relating to the Safeguard Purchased Shares maintained by SCA or its authorized agent will bear a "stop-transfer" notation.

          4.5   Restrictions on Transfer.  Safeguard (i) hereby acknowledges
                ------------------------
that none of the Safeguard Purchased Shares has been registered under the 1933 Act and, therefore, Safeguard must bear the investment risk thereof for an indefinite period of time, (ii) is aware that any routine sales of any of the Safeguard Purchased Shares made pursuant to Rule 144 under the 1933 Act ("Rule 144") may be made only in limited amounts and in accordance with the terms and conditions of Rule 144, (iii) is aware that Rule 144 is not presently available for use by Safeguard with respect to the sale of any of the Safeguard Purchased Shares, and (iv) SCA is the only person that may register any of the Safeguard Purchased Shares under the 1933 Act and except as otherwise provided in this Agreement, SCA is not obligated to so register any of the Safeguard Purchased Shares.

          4.6   Sophistication; Access to Information.  (a) Safeguard represents
                -------------------------------------
and warrants to SCA that it is well-versed in financial matters, has had extensive dealings over the years in securities, including "restricted securities," within the meaning of subparagraph (a) (3) of Rule 144, and is fully capable of understanding the type of investment being made pursuant to this Agreement and the risks involved in connection therewith.

          (b) Safeguard confirms that SCA has made available to it the opportunity to ask questions of and receive answers from SCA's officers and directors concerning the business and financial condition of SCA, to inspect and make copies of agreements, contracts and records including those set forth in the schedules attached hereto, and Safeguard has received to its satisfaction such additional information about the business and financial condition of SCA and the terms and conditions of the offering as it has requested.

          4.7   Pennsylvania Blue Sky Requirements.  Safeguard understands that
                ----------------------------------
the Purchased Shares are being acquired by it on the basis of the exemption from registration afforded by Section 203(c) of the Pennsylvania Securities Act of 1972. Safeguard represents and warrants to SCA that Safeguard has been in existence for at least eighteen (18) months and has a tangible net worth, on a consolidated basis, as reflected in its most recent audited financial statement, of $10,000,000 or more.

          5.   CONDITIONS PRECEDENT TO THE OBLIGATIONS OF PURCHASERS.  The
               -----------------------------------------------------
obligations of Purchasers to purchase and make payment for the Purchased Shares at the Closing shall be made in reliance on and in consideration of the execution and delivery of the following documents at the Closing and the completion of the following actions prior to the Closing:

          5.1   Representations and Warranties.  On the Closing Date, the
                ------------------------------
representations and warranties contained in

Section 2 shall be true and correct in all material respects with the same effect as though made on and as of the Closing Date, and SCA shall have so certified to Purchasers in writing.

          5.2   Performance.  All the covenants, agreements and conditions
                -----------
contained in this Agreement to be performed or complied with by SCA on or prior to the Closing shall have been performed or complied with, and SCA shall have so certified to Purchasers in writing.

          5.3   Opinion of Counsel to SCA.  Purchasers shall have received at
                -------------------------
Closing an opinion from Lipton & Famiglio, counsel to SCA, dated the Closing Date, addressed to Purchasers, and satisfactory in form and substance to Purchasers, to the effect that:

                (a) SCA is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania and has all requisite power and authority to own and lease its properties and assets and to conduct its business.

                (b) SCA has all requisite power and authority to execute and deliver this Agreement and to carry out the transactions contemplated by the same. The execution, delivery and performance of this Agreement by SCA have been duly authorized by all requisite corporate action. This Agreement has been duly executed and delivered by SCA and constitute valid and binding obligations of SCA, enforceable against it in accordance with their respective terms, subject as to enforcement of remedies applicable to bankruptcy, insolvency, reorganization or similar laws affecting generally the enforcement of creditors' rights and the relief of debtors.

                (c) The authorized capital stock of SCA consists solely of 5,000,000 shares of SCA Common Stock, no par value. Prior to the authorization and issuance of any of the Purchased Shares pursuant to this Agreement, Section
2.4 of this Agreement and Schedule I discloses (i) all shares of SCA Common Stock which have been duly and validly issued and are currently outstanding, fully paid and non-assessable, (ii) all shares of SCA Common Stock held as treasury shares and (ii) all shares reserved for or otherwise subject to issuance outstanding subscriptions, warrants, options or other rights or commitments of any character to subscribe for or purchase from SCA, or obligating SCA to issue, any shares of any class of SCA's capital stock or any securities convertible into or exchangeable for such shares.

                (d) Except for those specifically identified in Section 3.4 or in paragraph (c) above, there are no outstanding subscriptions, warrants, options or other rights or commitments of any character to subscribe for or purchase from SCA, or obligating SCA to issue, any shares of any class of SCA or any securities convertible into or exchangeable for such shares; and there are no preemptive or similar rights to purchase or otherwise acquire any shares of any class of SCA pursuant to any provision of law or the Articles of Incorporation or By-Laws of SCA.

               (e) The issuance, sale and delivery of the Purchased Shares to Purchasers in accordance with this Agreement, have been duly authorized by all necessary corporate action, and the Purchased Shares when so issued, sold and delivered against payment of the purchase price therefor, will be duly and validly issued, fully paid and nonassessable, free of all preemptive or similar rights.

               (f) Except as described herein and except for appropriate filings under state blue sky or securities laws, no permit, consent, approval or authorization of, or declaration to, or filing with, any governmental or regulatory authority or other person, not made or obtained, is required in connection with the execution or delivery of this Agreement by SCA or the carrying out and consummation by SCA of the transactions contemplated hereby.

                (g) Based on the representations of SCA in the first sentence of Section 2.6 and of Purchasers contained in Sections 3 and 4 of this Agreement, it is not presently necessary, under the circumstances contemplated by this Agreement, to register the Purchased Shares under the 1933 Act or state securities laws.

                (h) The execution, delivery and performance of this Agreement and the Closing Agreements by SCA will not violate any provision of law, any rule or regulation of any governmental authority, or any judgment, decree or order of any court binding on SCA, and will not conflict with or result in any breach of any of the unwaived terms, conditions or provisions of, or constitute a default under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties, assets or outstanding shares of SCA under its Articles of Incorporation or By-Laws, or any indenture, mortgage, lease, agreement or other instrument known to such counsel to which SCA is a party or by which it, or any of its properties, is bound or affected.

                (i) To the knowledge of such counsel, there is no action, suit or litigation, administrative, arbitration, or other proceeding or governmental inquiry or investigation pending or threatened against SCA or any of its properties or assets, except as disclosed in Schedule I or in the 1987 Purchase Agreement.

          5.4   Third Party Approvals.  To the extent that the execution and
                ---------------------
delivery of this Agreement and the Closing Agreements by SCA, or the performance by SCA of the transactions contemplated thereby, will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or require any consent, approval or other action by or any notice to or filing with any court or administrative or governmental body pursuant to the Articles of Incorporation or By-Laws of SCA, any award of any arbitrator or any agreement, instrument, order, judgment, decree, statute, law, rule or regulation to which SCA is subject, if any, SCA will have obtained in writing prior to the Closing, the appropriate (as determined by Purchasers) consent, waiver or approval.

          5.5   Authorization and Issuance of the Purchased Shares.  The
                --------------------------------------------------
authorization, issuance, sale and delivery of the Purchased Shares in accordance with the terms of this Agreement shall have been duly authorized by all necessary corporate actions, and the Purchased Shares when so issued, sold and delivered against payment therefore in accordance with the provisions hereof, will be duly and validly issued, fully paid and nonassessable, free of preemptive or similar rights.

          6.    CONDITIONS PRECEDENT TO SCA'S OBLIGATIONS.  SCA's obligation to
                -----------------------------------------
sell the Purchased Shares is subject, at SCA's option, to full satisfaction of the following conditions prior to the Closing:

          6.1   Representations and Warranties.  At the Closing, the
                ------------------------------
representations and warranties of Purchasers contained in Sections 3 and 4 hereof shall be true and correct in all material respects with the same effect as though made on and as of the Closing Date, and Safeguard shall have so certified to SCA in writing.

          6.2.  Performance.  All the covenants, agreements and conditions
                -----------
contained in this Agreement to be performed or complied with by Purchasers on or prior to the Closing shall have been performed or complied with, and Purchasers shall have so certified to SCA in writing.

          7. REGISTRATION RIGHTS. Section 7 of the Prior Purchase Agreement is hereby amended as follows:

          (a) The definition of the term "Radnor Eligible Securities" shall be deemed to include (i) the Radnor Purchased Shares (as defined in this Agreement)
(ii) plus all common stock or other securities of SCA issued in respect of such shares by way of a stock split, stock dividend, recapitalization, merger or consolidation, but exclusive of any shares described in clause (i) or (ii) sold in a public offering registered under the 1933 Act, sold pursuant to Rule 144, or permitted to be sold by the holder thereof pursuant to the provisions of subsection (k) of Rule 144.

          (b) The definition of the term "Safeguard Eligible Securities" shall be deemed to include (i) the Safeguard Purchased Shares (as defined in this Agreement) (ii) plus all common stock or other securities of SCA issued in respect of such shares by way of a stock split, stock dividend, recapitalization, merger or consolidation, but exclusive of any shares described in clause (i) or (ii) sold in a public offering registered under the 1933 Act, sold pursuant to Rule 144, or permitted to be sold by the holder thereof pursuant to the provisions of subsection (k) of Rule 144.

          8.    EVENTS OF DEFAULT.
                -----------------

          8.1   Events of Default.  An Event of Default shall have occurred
                -----------------
under this Agreement if Purchasers fails to observe or perform any material covenant or agreement required to be observed or performed by it pursuant to the terms of this Agreement, and such failure shall remain unremedied for ten (10) days after written notice thereof shall have been given to the defaulting party, provided that if the nature of the default is such that it cannot be cured by the payment of money and cannot be cured by other appropriate action of the defaulting party within ten (10) days, no Event of Default shall be deemed to have occurred so long as the defaulting party diligently and in good faith takes all necessary action to cure the default.

          8.2   Remedies.  If any Event of Default shall occur, or if any
                --------
representation or warranty made by or on behalf of one party to this Agreement, or in a report or other instrument delivered under or pursuant to any term hereof shall be untrue or incorrect in any material respect as of the date of this Agreement or as of the Closing or as of the date it was made, furnished or delivered, the injured party may proceed to protect and enforce its rights by suit in equity or action at law, whether for the specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Agreement, or to enforce any other legal or equitable right of such Holder of any such securities, or to take any one or more of such actions.

          8.3   Cumulative Remedies.  None of the rights, powers or remedies
                -------------------
conferred upon a party hereto shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to every other right, power or remedy, whether conferred hereby or now or hereafter available at law, in equity, by statute or otherwise.

          8.4   No Implied Waiver.  Except as expressly provided in this
                -----------------
Agreement, no course of dealing between SCA and Purchasers and no delay in exercising any right, power or remedy conferred hereby or now or hereafter existing in law, in equity, by statute or otherwise shall operate as a waiver of, or otherwise prejudice, any such right, power or remedy.

          9.    COMPLIANCE WITH SECURITIES LAWS; RESTRICTIONS ON TRANSFERABILITY
                ----------------------------------------------------------------
                OF SECURITIES.
                -------------

          9.1 Compliance with 1933 Act. The Securities shall not be transferable, except upon the conditions specified in this Section 9 or as otherwise set forth in this Agreement, which conditions are intended to insure compliance with the provisions of the 1933 Act in respect of the transfer of any of the Securities.

          9.2   Restrictive Legend.  Each certificate representing the Purchased
                ------------------
Shares and any shares or other securities issued in respect of such shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event (for the purposes of this Section 9, "Restricted Securities"), shall, (unless otherwise permitted by the provisions of Section 9.4 below) be stamped or otherwise imprinted with the following legend:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF, IN THE ABSENCE OF SUCH REGISTRATION OR, IN THE OPINION OF COUNSEL TO THE ISSUER, SUCH REGISTRATION IS NOT NECESSARY."


          9.3   Restrictions on Transferability.  Purchasers shall not transfer,
                -------------------------------
sell or otherwise dispose of any of the Restricted Securities and SCA shall not be required to recognize any purported transfer of the Restricted Securities unless SCA shall have been provided with an opinion of counsel to SCA with respect to any such purported transfer to the effect that registration under the 1933 Act or any applicable state securities law is not required in connection with such transaction. Each certificate for any of the Restricted Securities issued upon any such transfer shall bear the legend set forth herein unless such opinion of counsel is to the further effect that such legend is not required. SCA shall bear the cost of its own counsel.

          9.4   Termination of Restriction on Transferability.  The conditions
                ---------------------------------------------
precedent imposed by this Section 9 upon the transferability of the Restricted Securities shall cease and terminate as to any of such shares when (i) such securities shall have been registered under the 1933 Act and sold or otherwise disposed of in accordance with the intended method of disposition by the seller or sellers thereof set forth in the registration statement covering such securities, (ii) at such time as an opinion of counsel shall have been rendered as required pursuant to the last sentence of Section 9.3 to the effect that the restrictive legend on the certificate for such securities is no longer required, or (iii) when such securities are transferred in accordance with the provisions of Rule 144. Whenever the conditions imposed by this Section 9 shall terminate as hereinabove provided, the Holder of any Restricted Securities bearing the legend set forth in this Section 9 as to which such conditions shall have terminated shall be entitled to receive from SCA, without expense (except for the payment of any applicable transfer tax) and as expeditiously as possible, new stock certificates not bearing such legend.

          10.   SCA COVENANTS.
                -------------
          10.1  Financial Statements.  Until such time as SCA is required to
                --------------------
register its common stock pursuant to Section 12 (g) of the 1934 Act, SCA shall furnish to Radnor:

          (a) Within 90 days after the end of each fiscal year, an audited balance sheet, and related audited statements of income, changes in financial position, and changes in stockholders' equity of SCA as at the end of and for such fiscal year prepared in accordance with generally accepted accounting principles, consistently applied, and accompanied by the opinion of the firm of independent public accountants regularly employed by SCA to audit its financial statements, or if no such firm is so regularly employed, another so called "Big 8" firm of independent public accountants selected by SCA for the purpose of conducting such an audit;

          (b) Within 45 days after the end of each of the first three fiscal quarters of each fiscal year, a balance sheet and statements of income, changes in financial position and changes in stockholders' equity of SCA as at the end of and for such quarter and the year to date and as at the end of and for the corresponding periods of the preceding fiscal year and for the budget for the current fiscal year, and

          (c) Within 30 days after the end of each month, a balance sheet and a profit and loss statement for SCA as of the end of such month.

The interim quarterly and monthly statements described above shall be unaudited, shall be prepared in accordance with generally accepted accounting principles (except that they need not be accompanied by notes) and shall contain a statement that all adjustments necessary for a fair statement of the results for the period covered by such interim statements have been included.

          10.2  Payment of Expenses.  SCA shall pay its own expenses, including
                -------------------
the fees and expenses of SCA's counsel, incurred by it in connection with the issuance and sale of the Purchased Shares and the execution, delivery and performance of this Agreement.

          10.3  Transfer Taxes.  SCA will pay, and hold the Purchasers harmless
                --------------
against liability for the payment of, any transfer or similar taxes payable in connection with the issuance and sale of the Purchased Shares pursuant hereto.

          11.   SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS
                ------------------------------------------------------
Notwithstanding any investigation made by or on behalf of Purchasers or SCA, all agreements, representations and warranties made herein and in the documents delivered pursuant hereto shall survive the execution and delivery of this Agreement and the issuance and sale of the Purchased Shares.

          12.   MISCELLANEOUS.
                -------------

          12.1  Assignment.  No party may assign its rights or delegate its
                ----------
duties under this Agreement without the consent of the others except as otherwise provided herein; provided, however, that Safeguard may assign its rights or any of its wholly-owned subsidiaries which agrees to be bound by the terms of this Agreement.

          12.2  Broker or Finder.  Each party to this Agreement represents and
                ----------------
warrants that, to the best of its knowledge, no broker or finder has acted for such party in connection with this Agreement or the transactions contemplated by this Agreement and that no broker or finder is entitled to any broker's or finder's fee or other commission in respect thereof based in any way on agreements, arrangements or understandings made by such party. SCA shall indemnify Purchasers against, and hold it harmless from, any claim, liability cost, or expense (including reasonable attorneys' fees and expenses) resulting from any agreement, arrangement, or understanding made by Purchasers, with any third party for brokerage or finders' fees or other commissions in connection with this Agreement or any of the transactions contemplated hereby.

          12.3 Governing law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania.

          12.4  Notice.  Any notice or other communication required or permitted
                ------
hereunder shall be sufficiently given only if (i) sent by registered or certified mail, postage prepaid, (ii) delivered personally by Federal Express or other private service (iii) sent by facsimile transmission during regular business hours on a regular business day (provided the facsimile is confirmed by sending such notice by first class mail within 24 hours of such transmission) addressed as follows:

If to SCA:             Sanchez Computer Associates, Inc.
                       40 Valley Stream Parkway
                       Great Valley Corporate Center
                       Malvern, PA  19355
                       Attn: President
                       Fax: (215) 296-7371

With a copy to:  Robert S. Lipton, Esquire
                       Lipton & Famiglio
                       201 North Jackson Street
                       Media PA  19063
                       Fax: (215) 565-7624

If to Radnor:          Radnor Venture Partners, L.P.
                       630 Park Avenue
                       King of Prussia, PA  19406
                       Attn: Robert Keith and Ira Lubert
                       Fax:  (215) 337-8983/7176

With a copy to:  Robert H. Strouse, Esquire
                       Drinker, Biddle & Reath
                       Suite 300
                       1000 Westlakes Drive
                       Berwyn, PA  19312
                       Fax:  (215) 993-8585

If to Safeguard:  Safeguard Scientifics (Delaware), Inc.
                       c/o Safeguard Scientifics, Inc.
                       630 Park Avenue
                       King of Prussia, PA  19406
                       Attn: President
                       Fax:  (215) 337-8983/7176

With a copy to:  General Counsel
                       Safeguard Scientifics, Inc.
                       630 Park Avenue
                       King of Prussia, PA  19406
                       Fax:  (215) 337-8983/7176

or to such other address or addresses as may hereafter be furnished in writing by notice similarly given by one party to the other.

          12.5  Full Agreement.  This Agreement and the Schedules hereto set
                --------------
forth the entire understanding of the parties with respect to the transactions contemplated hereby, and shall not be modified or amended except by written agreement of all parties hereto.

          12.6  Amendment.  This Agreement may be amended only in writing by all
                ---------
of the parties.

          12.7  Execution.  This Agreement shall not be binding on any person
                ---------
until it has been signed by each person identified on the signature page hereto as being a signatory hereto and delivered by such person to the other persons identified as signatories hereto. The circulation of unsigned drafts or copies of this Agreement by any party to another shall not create any inference that a legally binding contract to proceed with the transactions contemplated by this Agreement has been entered into, it being the intention of the parties that such a contract shall arise only upon the execution and delivery of this Agreement by all parties as aforesaid.

          12.8  Headings.  The headings of the Sections of this Agreement are
                --------
inserted for convenience of reference only and shall not be considered a part hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement, intending to be legally bound, as of December 29, 1989.

                              SANCHEZ COMPUTER ASSOCIATES, INC.



                              By /s/ Michael A. Sanchez
                                --------------------------------------------
                                Title: President and Chief Executive Officer


                              RADNOR VENTURE PARTNERS, L.P.

                              By /s/ Ira M. Lubert
                                ------------------------------------
                                  Title: Managing Director


                              SAFEGUARD SCIENTIFICS
                              (DELAWARE), INC.



                              By /s/ Raymond H. Krastson
                                ------------------------------------
                                  Vice President